                                                                     EXHIBIT 4.4

                        INCORPORATED UNDER THE LAWS OF

                                   DELAWARE


     NUMBER                                                         SHARES

    PS-EXXX                                                           -0-

                              [ART APPEARS HERE]


                           TELE-COMMUNICATIONS, INC.
                   AUTHORIZED 400,000 SHARES $.01 PAR VALUE
                        CONVERTIBLE PREFERRED SERIES E



This Certifies that SPECIMEN is the registered holder of Zero (0)-- Shares
                    --------                             -----------
  of Tele-Communications, Inc. Convertible Preferred Series E, fully paid and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of the Certificate properly endorsed.

  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ________________________day of_____________________ A.D. 19__


____________________________________        ___________________________________
                           Secretary                   Executive Vice President

                              [ART APPEARS HERE]

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") NOR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE CERTIFICATE OF DESIGNATION PURSUANT TO WHICH SUCH SHARES WERE ISSUED.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED IS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE AND THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THE SHARES OF STOCK OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                    +++++++++++++++++++++++++++++
                    +                           +
                    +                           +
                    +                           +
                    +                           +
                    +                           +
                    +                           +
                    +   C E R T I F I C A T E   +
                    +            FOR            +
                    +                           +
                    +                           +
                    +           SHARES          +
                    +                           +
                    +                           +
                    +             OF            +
                    +                           +
                    +                           +
                    +         ISSUED TO         +
                    +                           +
                    +      ---------------      +
                    +                           +
                    +           DATED           +
                    +                           +
                    +      ---------------      +
                    +                           +
                    +                           +
                    +++++++++++++++++++++++++++++


          For Value Received, _____ hereby sell, assign, and transfer unto _____________________________________________________________________
___________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

          Dated _______________ 19___
               In presence of
                                   ________________________________________
________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.